Terms and Condition

THIS AGREEMENT is made this 25 day of June, 1999

BETWEEN

Asia4Sale.com Ltd. whose registered address is situated at 12A First Pacific Bank Centre, 56 Gloucester Road, Wanchai, Hong Kong ("the Distributor")

AND

Karrex (Hong Kong) Ltd. whose registered address is situated at 2401 Nanyang Plaza, 57 Hung To Road,

     Kwun Tong, Kowloon, Hong Kong, (the Supplier")

     WHEREAS the Distributor is a company incorporated in Hong Kong to carry on business of retail distribution of goods through an e-commerce interactive website. AND WHEREAS the Supplier is a company incorporated in Hong Kong carrying on business of Sale of Music CD Worldwide Excluding North America,

     1.  Definition.

     Consumer means the consumer who may place an order with the Distributor through the Internet for the supply of Goods.

     Goods mean the goods which the Supplier may supply to the Distributor in the manner provided for herein at the price agreed between the parties.

     Office Hours mean 9:00am to 5:30pm from Monday to Friday and 9:00am to 1:00 pm on Saturday,

     2. Advertising of Goods

     2.1. The Distributor shall at its own cost advertise the Goods for sale through its website to the Consumer.

     2.2. The Supplier shall not be responsible for the advertisement and shall not be liable for any action howsoever arising therefrom.

     3. Supply of Goods

     3.1.The Supplier endeavors at all times to make available Goods to the Distributor.

     3.2. The Distributor shall only place an order for the supply of Goods with the Supplier during its Office Hours.

     3.3. The Distributor shall place an order with the Supplier in writing clearly stating out the Goods and quantity thereof required

     3.4. The Distributor may place an order by fax or email.

     3.5. The Supplier shall advise the Distributor if for any reason any Goods become unavailable whereby the Distributor may remove the Goods in question from its advertisement.

     3.6. Unless otherwise stated the Supplier endeavors to ensure that Goods are available for world-wide distribution.

     3.7. The Supplier reserves the right not to accept any order.

     4. Warranty of Goods

     4.1. The Supplier shall only be responsible for the quality of the Goods manufactured.

     4.2. Any complaint regarding the quality of Goods raised by the Consumer shall first be addressed to the Distributor. The Distributor shall then forward the complaint to the Supplier for investigation.

     4.3. Any complaint raised by the Consumer must be made within 14 days of the receipt of the Goods by the Consumer. The Supplier reserves the right not to deal with any complaint made more than 14 days from the day of receipt.

     4.4. Complaint lodged with Supplier must be documented in writing supported by colour photograph showing the defect in detail.

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     4.5. The Supplier  reserves the right to determine if a complaint is proved or not,

     4.6. The Supplier may reject any complaint which is not substantiated.

     4.7. In any event the compensation shall not exceed the price of Goods at which the same were supplied to the Distributor.

     4.8. The Supplier may elect at its discretion to compensate the Consumer by replacing the Goods in question with another one in lieu of payment as aforesaid.

     4.9. The Supplier shall not be responsible for the cost delivery of the replaced Goods to the Customer.

     5. Delivery of Goods

     5.1.Goods ordered shall be available for collection by the Distributor or its agent at 10:00am the next working day after the order is placed.

     5.2. The Distributor or its agent shall collect the Goods for the sale latest by 5:00pm between Monday and Friday and 12:30pm on Saturday.

     Unless otherwise agreed the Goods shall be collected from the Supplier at 4/F, Loc On Industrial Building, 70 Hung To Road, Kwun Tong, Kowloon.

     5.3. In the event of typhoon signal number 8 or above or black rainstorm signal being hoisted the Distributor shall collect the Goods on the next working day instead.

     5.4. In case of enquiry about the collection of Goods, calls to __________ may be made with the Supplier's staff.

     5.5.  Unless  otherwise  notified  in  writing  7  days  in  advance,   the
Distributor's agent for delivery authorized to collect from the Supplier shall be Contral Delivery Services (HK) Ltd.

     5.6. The Supplier shall not be responsible for the delivery of the Goods to and from the Customer.

     5.7. The Supplier shall not be responsible for any loss of or damage to the Goods while in transit.

     5.8. For the avoidance or doubt the property and risk in the Goods pass when the Distributor or its agent collects the Goods.

     6. Daily Maximum Sale

     6.1. The total value of all the orders in a day the Distributor may place the with the Supplier for the supplier of goods shall not exceed the maximum of HK$ 30,000.00

     6.2. The Supplier reserves the right to determine any varies the daily maximum sale to the Distributor as and when it thinks fit.

     7. Payment for the Goods

     7.1. The Distributor shall be liable to pay the Supplier for the Goods ordered.

     7.2.The Distributor shall pay for the Goods ordered within 7 days from the day of ordered, including the day of order.

     7.3.The Distributor shall pay the Supplier by depositing the money due to the Supplier into its Current Account Number 511-762254-001 kept (Bank Name) Hong Kong Bank (HSBC).

     8. Termination

     8.1. Either party may terminate this Agreement at any time by giving 30 days written notice.

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     8.2. Upon termination of this Agreement the Distributor shall return to the
Supplier all such properties belonging to the Supplier including but not limited to diskettes containing graphic and such other information.

     9. Service of Notice

     All such services of notices herein provided for, save where it is excepted, shall be effected by depositing the written notice to party's address herein stated or to its last known address.

     10.  Choice

     This Agreement shall be governed by and constructed in accordance with laws of Hong Kong Special Administrative Region and the parties hereby irrevocably submit to the non-exclusive jurisdiction of Hong Kong courts.

      AGREED BY:

      Asia4Sale.com Ltd.           Karrex (Hong Kong) Ltd.
      Distributor                  Supplier (HONG KONG) LIMITED


     /S/ Kevin Choi                /S/ Chris Lok
     -----------------------       ----------------------------
     Authorized Signature          Authorized Signature

     Kevin Choi                    Chris Lok
     -----------------------       ----------------------------
     Printed Name                  Printed Name

     June 26, 1999                 12 July 1999
     -----------------------       ----------------------------
     Date                          Date